         Exhibit 10.10.1

THIRD AMENDMENT TO LOAN AGREEMENT BETWEEN EXITUS CAPITAL, SOCIEDAD ANONIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE, SOCIEDAD FINANCIERA DE OBJETO MULTIPLE, ENTIDAD NO REGULADA, REPRESENTED HEREIN BY RAMÓN GARCÍA TORRES, AS ATTORNEY-IN-FACT, HEREINAFTER REFERRED TO AS THE “LENDER”; AGILETHOUGHT DIGITAL SOLUTIONS, SOCIEDAD ANONIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE, REPRESENTED HEREIN BY MANUEL SENDEROS FERNÁNDEZ, AS ATTORNEYS-IN FACT [SIC], HEREINAFTER THE “BORROWER”; AND DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO, INDIVIDUALLY AND ON HIS OWN BEHALF, AS JOINT AND SEVERAL OBLIGOR, HEREINAFTER THE “JOINT AND SEVERAL OBLIGOR,” COLLECTIVELY REFERRED TO AS THE “PARTIES,” PURSUANT TO THE RECITALS, REPRESENTATIONS, AND CLAUSES BELOW:

R E C I T A L S

ONE. On July 26, 2021, the PARTIES entered into a Loan Agreement identified with number 01687-CS-0507-2021, whereby the LENDER granted to the BORROWER a line of credit up the amount of MXN$3,700,000.00 (three million seven hundred thousand and 00/100 dollars, legal tender in the United States of America or its equivalent in Mexican Pesos), for a term of 6 (six) months, hereinafter the “LOAN AGREEMENT.”

TWO. Notarial Instrument 103,446 dated July 26, 2021, issued by César Álvarez Flores, Notary Public number 87 for Mexico City, contains the irrevocable security trust agreement identified with number 216 C, between DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO, individually and on his own behalf and as Grantor, Secondary Beneficiary, Borrower, and Escrow Agent; and the company AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V. as Lender; and finally the company EXITUS CAPITAL S.A.P.I. DE C.V. SOFOM E.N.R., as Primary Beneficiary and Trustee; which is in effect as of the date hereof and whose property is comprised of the real property whose description and characteristics are identified in said agreement (hereinafter “TRUST 216 C”).

THREE. On January 25, 2022, the PARTIES entered into a First Amendment to the LOAN AGREEMENT, whereby the PARTIES agreed to modify the Loan Term (as such term is defined in the Agreement) and extend the term thereof up to an additional term of 6 (six) months, hereinafter the “FIRST AMENDMENT.”

FOUR On July 26, 2022, the PARTIES entered into a Second Amendment to the LOAN AGREEMENT, whereby the PARTIES agreed to modify the Loan Term (as such term is defined in the Agreement) and extend the term thereof up to an additional term of 6 (six) months, hereinafter the SECOND AMENDMENT,” resulting in a loan term of 18 (eighteen) months from the execution date.

R E P R E S E N T A T I O N S

I. THE LENDER REPRESENTS, THROUGH ITS ATTORNEY-IN-FACT, THAT:

1)It is a Business Corporation duly organized and existing under the Laws of the Mexican Republic with the name EC CONSULTORES FINANCIEROS, S.A. DE C.V., SOFOM, E.N.R., as evidenced by Notarial Instrument number 68,023, book 135, dated May 13, 2008, issued by Moisés Farca Chabarati, Notary Public number 91 for the Federal District, the first transcript of which was duly recorded in the Public Registry of Property and Commerce of the former Federal District with commercial folio number 384,458 on August 1, 2008.

2)It is a Multiple Purpose Financial Company, Non-regulated Entity (Sociedad Financiera de Objeto Múltiple (SOFOM), Entidad No Regulada (E.N.R.)) under the Decree amending, repealing and adding several provisions of the General Law on Negotiable Instruments and Credit Transactions (Ley General de Títulos y Operaciones de Crédito), General Law on Auxiliary Credit Organizations and Activities (Ley General de Organizaciones y Actividades Auxiliares del Crédito), Credit Institutions Law (Ley de Instituciones de Crédito), General Law on Insurance and Mutual Insurance Companies (Ley General de Instituciones y Sociedades Mutualistas de Seguros), Federal Surety Bond Companies Law (Ley Federal de las Instituciones de Fianzas), Law to Regulate Financial Groups (Ley para Regular las Agrupaciones Financieras), (Savings and Popular Credit Law (Ley de Ahorro y Crédito Popular), Foreign Investment Law (Ley de Inversión Extranjera), Income Tax law (Ley del Impuesto sobre la Renta), Value Added Tax Law (Ley del Impuesto al Valor Agregado), and Federal Tax Code (Código Fiscal de la Federación)” published in the Federal Official Gazette (Diario Oficial de la Federación) on July 18, 2006.

3)It adopted the form of an Investment Promotion Stock Corporation (Sociedad Anónima Promotora de Inversión) and changed its name to EXITUS CAPITAL, S.A.P.I. DE C.V., SOFOM, E.N.R., as evidenced by Notarial Instrument Number 27,071 dated July 13, 2010, issued by Víctor Rafael Aguilar Molina, Notary Public Number 174 for the Federal District, the first transcript of which was duly recorded in the Public Registry of Property and Commerce of the former Federal District with commercial folio number 384458* on July 15, 2010.

4)Its attorney-in-fact, RAMÓN GARCÍA TORRES, proves his representative capacity and authority with which he appears herein with Instrument Number 18,699 dated June 30, 2021, issued by César Álvarez Flores, Notary Number 86 for Mexico City, the first transcript

         Exhibit 10.10.1

of which was recorded with electronic commercial folio number 384458-1 dated September 7, 2021 in the Public Registry of Property and Commerce of Mexico City, which has not been revoked or modified in any way.

5)Its address is located at Carretera México Toluca Número 5420, Piso 8, Oficina 801, Colonia El Yaqui, Alcaldía Cuajimalpa de Morelos, Ciudad de México, Código Postal 05320.

6)For the purposes of this Amendment, it incorporates herein by reference the representations contained in the LOAN AGREEMENT, certifying that each such representation is true and correct as of the date hereof, after this Amendment and the transactions contemplated thereby take effect, as if such representations were made on this date.

II. THE BORROWER REPRESENTS, THROUGH ITS ATTORNEY-IN-FACT, THAT:

1)It was incorporated with the name NORTH AMERICAN SOFTWARE, S.A. DE C.V. by Notarial Instrument number 218 dated December 13, 2000, issued by Alfredo Bazua Witte, Notary Public number 230 for the Federal District (now Mexico City), the first transcript of which was recorded in the General Office of the Public Registry of Commerce with commercial folio number 272047 dated February 9, 2001.

2)Notarial Instrument number 87,905 dated August 24, 2020, issued by Guillermo Oliver Bucio, Notary Public number 246, acting in the Notarial Journal of Francisco I. Hugues Vélez, Notary number 212, in which Rosamaría López Lugo, Notary number 223 also acts, the three of them by a partnership agreement, the first transcript of which was recorded in the Public Registry of Property and Commerce of the Federal District (now Mexico City) with electronic commercial folio number 272047-1 dated September 22, 2020, contains the change of name to AGILETHOUGHT DIGITAL SOLUTIONS, S.A.P.I. DE C.V.

3)Its attorney-in-fact, MANUEL SENDEROS FERNANDEZ, proves his representative capacity and authority with which he appears herein with Notarial Instrument number 87,905 dated August 24, 2020, issued by Guillermo Oliver Bucio, Notary Public number 246, acting in the Notarial Journal of Francisco I. Hugues Vélez, Notary number 212, in which Rosamaría López Lugo, Notary number 223 also acts, the three of them by a partnership agreement, the first transcript of which was recorded in the Public Registry of Property and Commerce of the Federal District (now Mexico City) with electronic commercial folio number 272047-1 dated September 22, 2020, which has not been revoked or limited in any way.

4)Its address is located at Avenida Jorge Jiménez Cantú, S/N, Edificio 2B, Despacho 324, Col. Hacienda de Valle Escondido, Municipio Atizapán de Zaragoza, Estado de México, C.P. 52937.

5)For the purposes of this Amendment, it incorporates herein by reference the representations contained in the LOAN AGREEMENT, certifying that each such representation is true and correct as of the date hereof, after this Amendment and the transactions contemplated thereby take effect, as if such representations were made on this date.

6)Pursuant to section 17 (“LOAN TERM”), it requested the LENDER to extend the LOAN AGREEMENT for an additional term of 6 (six) months and the consequent amendment of the term thereof.

III. THE JOINT AND SEVERAL OBLIGOR REPRESENTS, ON HIS OWN BEHALF, THAT:

DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO:

1) He is a natural person, Mexican, born on September 18, 1961, email diego.zavala@agilethought.com, presently married under the separate property marital regime, and address located at Calle Lorenzo de la Hidalga No. 420, edificio Torre A, piso 12, San Mateo Tlaltenango, Cuajimalpa de Morelos. Ciudad de México, C.P. 05600.

2)For the purposes of this Amendment, he incorporates herein by reference the representations contained in the LOAN AGREEMENT, certifying that each such representation is true and correct as of the date hereof, after this Amendment and the transactions contemplated thereby take effect, as if such representations were made on this date.

3)He wants to be bound joint and severally and unconditionally to the LENDER and be responsible for the performance of any and all obligations of the BORROWER under the LOAN AGREEMENT.
The PARTIES agree to grant the following clauses for the performance of this amendment:

C L A U S E S

ONE. Amendments to the “LOAN COVER SHEET”. The PARTIES agree to extend the term indicated in the Loan Cover Sheet to the LOAN AGREEMENT to read as follows:

         Exhibit 10.10.1

(…)

LOAN TERM: UP TO 24 (TWENTY-FOUR) MONTHS AND ONE DAY
Payment due date: Maturity of the borrowing provided in the Repayment Schedule and respective Promissory Notes.

Cut-off dates: Monthly and as provided in the Repayment Schedule and respective Promissory Notes.

(…)

TWO. Amendments to the “LOAN CONDITIONS”. The PARTIES agree to amend section “17” (“LOAN TERM”) and section “26” (“TERM”) of the “LOAN CONDITIONS” section contained in the LOAN AGREEMENT to read as follows:

(…)

17	LOAN TERM:
6 (SIX) MONTHS; ON THE UNDERSTANDING THAT THE TERM MAY BE EXTENDED BY AGREEMENT OF THE PARTIES UP TO THREE ADDITIONAL TERMS OF 6 (SIX) MONTHS EACH, BY WRITTEN NOTICE TO “EXITUS CAPITAL” AND PRIOR PAYMENT OF THE APPLICABLE FEES; PROVIDED THAT SUCH TERMS WILL MAINTAIN THE SAME TERMS AND CONDITIONS OF THE LOAN.

(…)

18	REPAYMENT OF THE LOAN:
CAPITAL WILL BE REPAID AS FOLLOWS:
•THE FIRST PAYMENT WILL BE MADE ON JANUARY 27, 2023 IN THE AMOUNT OF $1,120,000.00 (ONE MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS).

•THE SECOND PAYMENT WILL BE MADE ON FEBRUARY 27, 2023 IN THE AMOUNT OF $1,000,000.00 (ONE MILLION DOLLARS).

•THE THIRD PAYMENT WILL BE MADE ON JULY 27, 2023 IN THE AMOUNT OF $1,580,000.00 (ONE MILLION FIVE HUNDRED EIGHTY THOUSAND DOLLARS).

(…)

26	TERM:	FROM JULY 26, 2021 TO JULY 27, 2023.

THREE. Payment of Fees. For the execution and signing of this Amendment, the BORROWER shall pay the following applicable fees as indicated below:

ORIGINATION FEE:
PERCENTAGE: 8.0% (EIGHT POINT ZERO PERCENT) ON THE AMOUNT CORRESPONDING TO THE AMOUNT OF US$2,580,000.00 (TWO MILLION FIVE HUNDRED EIGHTY THOUSAND DOLLARS LEGAL TENDER IN THE UNITED STATES OF AMERICA) PLUS VALUE ADDED TAX.

DATE AND METHOD OF PAYMENT: THE FEE WILL BE PAID IN ONE SINGLE INSTALLMENT AT THE EXECUTION OF THIS AMENDMENT.

INVESTIGATION AND/OR FORMALIZATION EXPENSES:
PERCENTAGE: 4.50% (FOUR POINT FIFTY PERCENT) ON THE AMOUNT CORRESPONDING TO THE AMOUNT OF US$2,580,000.00 (TWO MILLION FIVE HUNDRED EIGHTY THOUSAND DOLLARS LEGAL TENDER IN THE UNITED STATES OF AMERICA) PLUS VALUE ADDED TAX.

DATE AND METHOD OF PAYMENT: THE FEE WILL BE PAID IN ONE SINGLE INSTALLMENT AT THE EXECUTION OF THIS AMENDMENT.

(…)

         Exhibit 10.10.1

25	ADDITIONAL OBLIGATIONS:
THE BORROWER WILL HAVE 15 (FIFTEEN) CALENDAR DAYS MAXIMUM AS FROM JANUARY 26, 2023 TO GRANT THE GUARANTEES, TO THE SATISFACTION OF BOTH PARTIES, WHICH MUST BE SHARES OF THE COMPANY CALLED AGILETHOUGHT INC., WHICH MUST MAINTAIN DURING THE TERM OF THIS AMENDMENT A RATIO OF 2.0 (TWO POINT ZERO) TO 1.0 (ONE POINT ZERO).

FOUR. Ratification of Guarantees. The PARTIES agree to carry out the necessary acts and actions so that TRUST 216 C may secure any and all obligations under the LOAN AGREEMENT and those under this Amendment.
FIVE. Ratification of Terms and No Novation. The PARTIES agree that, except for the amendments contained herein, the terms of the LOAN AGREEMENT will remain in full force and effect as per the terms originally agreed, hence they expressly acknowledge and agree that this Amendment does not constitute novation of the LOAN AGREEMENT.
SIX. Execution of Promissory Notes. As a result of the extension of the loan term provided in this Amendment, the BORROWER, as signatory, and the JOINT AND SEVERAL OBLIGOR, as Guarantor, shall sign one or more promissory notes with the new Loan Term as the maturity date, thus superseding the promissory notes signed on July 26, 2022.

After reading this amendment, the PARTIES state that it contains their true intention in the agreements stipulated herein and, therefore, there is no error, fraud, bad faith, injury, or any other vice of consent.

Aware of the scope and contents of this amendment, the PARTIES have signed three copies comprised of 4 (four) pages of text, one copy for each party, in Mexico City, on January 26, 2023.

LENDER EXITUS CAPITAL, S.A.P.I. DE C.V., SOFOM, E.N.R.	BORROWER AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
/s/ RAMÓN GARCÍA TORRES	/s/ MANUEL SENDEROS FERNÁNDEZ
RAMÓN GARCÍA TORRES ATTORNEY-IN-FACT	MANUEL SENDEROS FERNÁNDEZ ATTORNEY-IN-FACT

JOINT AND SEVERAL OBLIGOR
/s/ DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO
DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO ON HIS OWN BEHALF

4